UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2011
SUMMIT HOTEL PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)
SUMMIT HOTEL OP, LP
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-54273 (Commission File Number)	27-2966616 (I.R.S. Employer Identification No.)
2701 South Minnesota Avenue, Suite 6
Sioux Falls, South Dakota 57105
(Address of Principal Executive Offices) (Zip Code)
(605) 361-9566
(Registrants’ telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     As previously reported, on February 14, 2011, Summit Hotel Properties, Inc. (the “Company”) closed its initial public offering (the “IPO”) of 26,000,000 shares of common stock and its concurrent private placement to an affiliate of InterContinental Hotels Group (“IHG”) of 1,274,000 shares of common stock. The Company, Summit Hotel OP, LP (the “Operating Partnership”) and certain of their subsidiaries entered into the following agreements in connection with the completion of the IPO, the concurrent private placement and the formation transactions described in the Company’s prospectus, dated February 8, 2011, related to the IPO (the “IPO Prospectus”) and filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), on February 10, 2011:
•	The Company’s wholly owned subsidiary, Summit Hotel GP, LLC, as the general partner of the Operating Partnership, and the Company, as the original limited partner, entered into the First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP (the “Partnership Agreement”), a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The summary of the material terms of the Partnership Agreement appearing in the IPO Prospectus under the caption “Description of the Partnership Agreement” is incorporated by reference herein.

•	The Operating Partnership entered into a tax protection agreement with The Summit Group, Inc. (“The Summit Group”), a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein. The summary of the material terms of the tax protection agreement with The Summit Group appearing in the IPO Prospectus under the caption “Formation Transactions—Tax Protection Agreements” is incorporated by reference herein.

•	The Operating Partnership entered into a transition services agreement with The Summit Group, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein. The summary of the material terms of the transition services agreement with The Summit Group appearing in the IPO Prospectus under the caption “Certain Relationships and Related Party Transactions” is incorporated by reference herein.

•	Certain subsidiaries of the Company entered into an amended and restated hotel management agreement with Interstate Management Company, LLC (“Interstate”), a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein. The summary of the material terms of the amended and restated hotel management agreement with Interstate appearing in the IPO Prospectus under the caption “Our Hotel Operating Agreements—Hotel Management Agreement” is incorporated by reference herein.
     The IPO Prospectus is a part of the Company’s Registration Statement on Form S-11 (Registration No. 333-168686), as amended (the “IPO Registration Statement”). The summaries of the material terms of the agreements referred to above are qualified in their entirety by the actual text of the agreements attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     Effective February 14, 2011, the Operating Partnership and Summit Hotel Properties, LLC, a South Dakota limited liability company (the “LLC”), completed the merger of the LLC with and into the Operating Partnership (the “Merger”). At the effective time of the Merger, the outstanding membership interests in the LLC were converted into, and cancelled in exchange for, a total of 9,993,992 common units of limited partnership interest in the Operating Partnership (“OP Units”) and the members of the LLC were admitted as limited partners of the Operating Partnership without any further action by the members of the LLC. Also effective February 14, 2011, The Summit Group contributed its 36% Class B membership interest in Summit Group of Scottsdale, Arizona, LLC (“Summit of Scottsdale”) to the Operating Partnership in exchange for 74,829 OP Units and an unaffiliated third-party investor contributed its 15% Class C membership interest in Summit of Scottsdale to the Operating Partnership in exchange for 31,179 OP Units.

     For accounting and financial reporting purposes, the LLC is considered the acquiror in the Merger. As a result, the historical consolidated financial statements of the LLC will be presented as the historical consolidated financial statements of the Company and the Operating Partnership after completion of the Merger and the contributions of the Class B and C membership interests in Summit of Scottsdale to the Operating Partnership (collectively, the “Reorganization Transaction”).
     As a result of the Reorganization Transaction, the Company acquired, through the Operating Partnership and its subsidiaries, sole ownership of the 65 hotels in its initial portfolio. In addition, the Company, through the Operating Partnership and its subsidiaries, assumed the liabilities, including indebtedness, of the LLC and its subsidiaries described below under Item 2.03 of this Current Report on Form 8-K.
     Prior to the completion of the Reorganization Transaction, the LLC and Summit of Scottsdale were controlled by The Summit Group, which is wholly owned Kerry W. Boekelheide, the Company’s Executive Chairman of the Board. Mr. Boekelheide and his affiliates, including The Summit Group, had substantial, pre-existing ownership interests in the LLC and Summit of Scottsdale prior to the completion of the Reorganization Transaction. In addition, Craig J. Aniszewski, the Company’s Executive Vice President and Chief Operating Officer, had a pre-existing ownership interest in the LLC. Both Mr. Boekelheide and Mr. Aniszewski sat on the LLC’s Board of Managers which approved the terms of the Reorganization Transaction. The number of OP Units issued by the Operating Partnership in the Reorganization Transaction was determined by the Company’s management team based on its valuation of the LLC and the hotels owned by the LLC and Summit of Scottsdale. The Company’s management team determined the value of the LLC and these hotels by considering various valuation factors and methodologies, including an analysis of available third-party valuations on some of the hotels, market sales comparables, market capitalization rates and general market conditions for similar hotels.
     Each of the Company and the Operating Partnership was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately before the completion of the Reorganization Transaction. Accordingly, pursuant to the requirements of Item 2.01(f) of Form 8-K, set forth below is the information that would be required if each of the Company and the Operating Partnership was filing a Registration Statement on Form 10 under the Exchange Act to register the Company’s common stock and the Operating Partnership’s OP Units. Certain information required by Form 10 has been previously reported by the Company in the IPO Prospectus and the Operating Partnership in the proxy statement/prospects related to the Merger (the “Merger Proxy/Prospectus”), which is included in Amendment No. 4 to the Operating Partnership’s Registration Statement on Form S-4 (Registration No. 333-168685) filed with the SEC on October 22, 2010. The information appearing in the IPO Prospectus applies to the Operating Partnership and its OP Units.
     Business. The information required by Item 1 of Form 10 was previously reported in the IPO Prospectus under the caption “Our Business and Properties.”
     Risk Factors. The information required by Item 1A of Form 10 was previously reported in the IPO Prospectus under the caption “Risk Factors.”
     Financial Information. The information required by Item 2 of Form 10 was previously reported under the captions “Selected Financial and Operating Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including, without limitation “—Qualitative and Quantitative Effects of Market Risk,” in the IPO Prospectus and the Merger Proxy/Prospectus.
     Properties. The information required by Item 3 of Form 10 was previously reported in the IPO Prospectus under the caption “Our Business and Properties.”
     Security Ownership of Certain Beneficial Owners and Management. The information required by Item 4 of Form 10 was previously reported in the IPO Prospectus under the caption “Principal Stockholders” and in the Merger Proxy/Prospectus under the caption “Principal Holders Following the Reorganization Transaction.”
     Directors and Executive Officers; Executive Compensation. The information required by Item 5 and Item 6 of Form 10 was previously reported in the IPO Prospectus under the caption “Management.”

     Certain Relationships and Related Transactions and Director Independence. The information required by Item 7 of Form 10 was previously reported in the IPO Prospectus under the caption “Certain Relationships and Related Party Transactions” and “Management.”
     Legal Proceedings. The information required by Item 8 of Form 10 was previously reported in the IPO Prospectus under the caption “Our Business and Properties—Legal Proceedings.”
     Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters. Certain information required by Item 9 of Form 10 was previously reported in the IPO Prospectus under the captions “Distribution Policy” and “Shares Eligible for Future Sale.” The Company’s common stock has been listed since February 9, 2011 and is traded on the New York Stock Exchange (“NYSE”) under the symbol “INN.” The high and low per-share sales prices for the Company’s common stock as reported by the NYSE for the period from February 9, 2011 to February 17, 2011 were $10.40 and $9.26. The last reported sale price for the Company’s common stock as reported on the NYSE on February 17, 2011 was $9.70 per share. There is currently no established public trading market for the OP Units. No public trading market for the OP Units is expected to develop. As of February 17, 2011, there were six record holders of the Company’s common stock and 985 record holders of the Operating Partnership’s OP Units. Since the date of the Company’s and the Operating Partnership’s inception, no distribution has been paid on the Company’s common stock or the Operating Partnership’s OP Units.
     The following table provides information as of February 17, 2011 with respect to Company’s and the Operating Partnership’s securities that may be issued under existing equity compensation plans:

Number of
Securities
	Number of		Remaining Available
	Securities to be	Weighted Average	for Future Issuance
	Issued Upon	Exercise	Under Equity
	Exercise of	Price of	Compensation
Plan Category	Outstanding Options	Outstanding Options	Plans(1)

Equity Compensation Plans Approved by Stockholders(2)	940,000	$9.75	1,400,045
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	940,000	$9.75	1,400,045

(1)	Excludes securities reflected in the column entitled “Number of Securities to be Issued Upon Exercise of Outstanding Options.” The Operating Partnership has not adopted any equity compensation plans; however, long-term incentive plan units (“LTIP Units”), a special class of partnership units in the Operating Partnership, may be issued by the Operating Partnership pursuant to the Company’s 2011 Equity Incentive Plan. Neither the Company nor the Operating Partnership has any current plans to issue LTIP Units pursuant to the Company’s 2011 Equity Incentive Plan.

(2)	Consists of the Company’s 2011 Equity Incentive Plan.
     Recent Sales of Unregistered Securities. The information required by Item 10 of Form 10 appears below under Item 3.02 of this Current Report on Form 8-K.
     Description of Registrant’s Securities to Be Registered. The information required by Item 11 of Form 10 was previously reported in the IPO Prospectus under the caption “Description of Capital Stock.”
     Indemnification of Directors and Officers. The information required by Item 12 of Form 10 was previously reported in the IPO Prospectus under the caption “Certain Provisions of Maryland Law and of Our Charter and Bylaws—Limitation of Directors’ and Officers’ Liability and Indemnification.”

     Financial Statements and Supplementary Data. The financial statements and pro forma financial information required by Item 13 of Form 10 were previously reported in the IPO Prospectus and the Merger Proxy/Prospectus beginning on page F-1 of the IPO Prospectus and the Merger Proxy/Prospectus. In addition, pro forma financial information for the Operating Partnership as of September 30, 2010 and for the nine months ended September 30, 2010 and the year ended December 31, 2009 appears below under Item 9.01(b) of this Current Report on Form 8-K.
     Changes in and Disagreements With Accountants on Accounting and Financial Disclosure. None.
     Financial Statements and Exhibits. The information required by Item 15 of Form 10 appears below under Item 9.01 of this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Effective February 14, 2011, as a result of the Reorganization Transaction, after giving effect to the repayment of indebtedness described under the caption “Use of Proceeds” in the IPO Prospectus, the Company, through the Operating Partnership and its subsidiaries, assumed indebtedness of the LLC and its subsidiaries having an outstanding principal balance of approximately $198.4 million as of September 30, 2010. The assumption of this indebtedness was effected pursuant to consent and assumption agreements with various lenders. Information regarding the assumed indebtedness appears in the IPO Prospectus under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Pro Forma Indebtedness” and such information is incorporated by reference herein.
     In connection with the assumption of three cross-defaulted, variable rate mortgage loans made by General Electric Capital Corp. to the LLC in the original principal amount of $11.4 million, $9.5 million and $11.3 million (the “GE Loans”), the Operating Partnership entered into loan modification agreements with the lender. Pursuant to the loan modification agreements, effective as of July 1, 2011, interest will accrue on the unpaid principal balance of the GE Loans at 90-day LIBOR plus 4.00%. In addition, the loan modification agreements require the Operating Partnership to pay a prepayment fee in the amount of 2% of the amount prepaid, if made on or before August 1, 2012, and 1% of the amount prepaid, if made after August 1, 2012 but on or before August 1, 2013. The summary of the loan modification agreements is qualified in its entirety by the actual text of such agreements, copies of which have been filed as Exhibits 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.
     As previously reported, concurrently with the closing of the IPO, the Company sold in a separate private placement to Six Continents Limited, an affiliate of IHG, 1,274,000 shares of common stock at a price of $9.0675 per share for aggregate cash proceeds of approximately $11.6 million. IHG and its affiliates have substantive, pre-existing relationships with the Company, and the issuance of the shares in the concurrent private placement was effected by the Company in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act.
     In connection with the contributions of the Class B and C membership interests in Summit of Scottsdale described above, the Operating Partnership issued an aggregate of 106,008 OP Units to The Summit Group and the unaffiliated third-party investor. The Summit Group and the unaffiliated third-party investor have substantive, pre-existing relationships with the Operating Partnership, and the issuance of the OP Units was effected in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act.

Item 5.02.	Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective February 14, 2011, the Company entered into employment agreements with each of the Company’s named executive officers, Kerry W. Boekelheide, the Company’s Executive Chairman of the Board, Daniel P. Hansen, the Company’s President and Chief Executive Officer, Craig J. Aniszewski, the Company’s Executive Vice

President and Chief Operating Officer, Stuart J. Becker, the Company’s Executive Vice President and Chief Financial Officer, and Ryan A. Bertucci, the Company’s Vice President of Acquisitions. A summary of the material terms of these employment agreements, including the compensation to be paid to each named executive officer, appears in the IPO Prospectus under the caption “Management” and is incorporated by reference herein. The summary of these employment agreements is qualified in its entirety by the actual text of the employment agreements, copies of which are filed as Exhibits 10.8 through 10.12 to this Current Report on Form 8-K and are incorporated by reference herein.
     Effective February 14, 2011, the Company granted options to purchase an aggregate of 940,000 shares of common stock to the named executive officers pursuant to the Company’s 2011 Equity Incentive Plan, a copy of which is filed as Exhibit 10.13 and incorporated by reference herein. A summary of the material terms of the Company’s 2011 Equity Incentive Plan appears in the IPO Prospectus under the caption “Management” and is incorporated by reference herein. These options have an exercise price equal to $9.75 per share and will vest ratably on the first five anniversaries of the date of grant. Additional information regarding these option grants appears in the IPO Prospectus under the caption “Management” and such information is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired. The Company previously reported the following historical financial statements of the LLC, the acquiror in the Merger and the predecessor of the Company and the Operating Partnership for financial reporting purposes, in the IPO Prospectus:
1.	the LLC’s audited consolidated financial statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007; and

2.	the LLC’s unaudited consolidated financial statements as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009.
     (b) Pro Forma Financial Information. The Company previously reported the following unaudited pro forma financial information related to the IPO, the concurrent private placement and the formation transactions, including the Reorganization Transaction, in the IPO Prospectus:
1.	the Company’s unaudited pro forma consolidated balance sheet as of September 30, 2010;

2.	the Company’s unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2010; and

3.	the Company’s unaudited pro forma consolidated statement of operations for the year ended December 31, 2009.
     The following unaudited pro forma financial information of the Operating Partnership is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein:
1.	the Operating Partnership’s unaudited pro forma consolidated balance sheet as of September 30, 2010;

2.	the Operating Partnership’s unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2010; and

3.	the Operating Partnership’s unaudited pro forma consolidated statement of operations for the year ended December 31, 2009.
     (d) Exhibits.

Exhibit
No.	Description
10.1	First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP, dated February 14, 2011.

10.2	Tax Protection Agreement, dated February 10, 2011, between the Operating Partnership and The Summit Group, Inc.

10.3	Transition Services Agreement, dated February 14, 2011, between the Operating Partnership and The Summit Group, Inc.

10.4	Amended and Restated Hotel Management Agreement, dated February 14, 2011, among Interstate Management Company, LLC and the subsidiaries of the Company party thereto.

10.5	Loan Modification Agreement, dated February 14, 2011, among Summit Hotel Properties, LLC, Summit Hotel OP, LP and GE Commercial Capital of Utah LLC (loan in the original principal amount of $11.4 million).

10.6	Loan Modification Agreement, dated February 14, 2011, among Summit Hotel Properties, LLC, Summit Hotel OP, LP and GE Commercial Capital of Utah LLC (loan in the original principal amount of $9.5 million).

10.7	Loan Modification Agreement, dated February 14, 2011, among Summit Hotel Properties, LLC, Summit Hotel OP, LP and GE Commercial Capital of Utah LLC (loan in the original principal amount of $11.3 million).

10.8	Employment Agreement, dated February 14, 2011, between the Company and Kerry W. Boekelheide.

10.9	Employment Agreement, dated February 14, 2011, between the Company and Daniel P. Hansen.

10.10	Employment Agreement, dated February 14, 2011, between the Company and Craig J. Aniszewski.

10.11	Employment Agreement, dated February 14, 2011, between the Company and Stuart J. Becker.

10.12	Employment Agreement, dated February 14, 2011, between the Company and Ryan A. Bertucci.

10.13	Summit Hotel Properties, Inc. 2011 Equity Incentive Plan.

99.1	Unaudited pro forma financial information for the Operating Partnership as of September 30, 2010 and for the nine months ended September 30, 2010 and the year ended December 31, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC. (Registrant)
	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: February 18, 2011		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP (Registrant)
	By:	SUMMIT HOTEL GP, LLC,
its General Partner

	By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: February 18, 2011		Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP, dated February 14, 2011.

10.2	Tax Protection Agreement, dated February 10, 2011, between the Operating Partnership and The Summit Group, Inc.

10.3	Transition Services Agreement, dated February 14, 2011, between the Operating Partnership and The Summit Group, Inc.

10.4	Amended and Restated Hotel Management Agreement, dated February 14, 2011, among Interstate Management Company, LLC and the subsidiaries of the Company party thereto.

10.5	Loan Modification Agreement, dated February 14, 2011, among Summit Hotel Properties, LLC, Summit Hotel OP, LP and GE Commercial Capital of Utah LLC (loan in the original principal amount of $11.4 million).

10.6	Loan Modification Agreement, dated February 14, 2011, among Summit Hotel Properties, LLC, Summit Hotel OP, LP and GE Commercial Capital of Utah LLC (loan in the original principal amount of $9.5 million).

10.7	Loan Modification Agreement, dated February 14, 2011, among Summit Hotel Properties, LLC, Summit Hotel OP, LP and GE Commercial Capital of Utah LLC (loan in the original principal amount of $11.3 million).

10.8	Employment Agreement, dated February 14, 2011, between the Company and Kerry W. Boekelheide.

10.9	Employment Agreement, dated February 14, 2011, between the Company and Daniel P. Hansen.

10.10	Employment Agreement, dated February 14, 2011, between the Company and Craig J. Aniszewski.

10.11	Employment Agreement, dated February 14, 2011, between the Company and Stuart J. Becker.

10.12	Employment Agreement, dated February 14, 2011, between the Company and Ryan A. Bertucci.

10.13	Summit Hotel Properties, Inc. 2011 Equity Incentive Plan.

99.1	Unaudited pro forma financial information for the Operating Partnership as of September 30, 2010 and for the nine months ended September 30, 2010 and the year ended December 31, 2009.